Exhibit 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com

TD Ameritrade’s Strong Asset Gathering Momentum Continues

On Pace for 4th Consecutive Year of Double-Digit Organic Asset Growth Rate

Net New Assets of $9.7 billion, up 23% year-over-year

Diluted Earnings per Share of $0.28

Client Assets of $445 billion

OMAHA, Neb., July 17, 2012 – TD Ameritrade Holding Corporation (NYSE: AMTD) has released results for the third quarter of fiscal 2012. Year-to-date, the company has gathered net new client assets of $30.7 billion, or an annualized growth rate of 11 percent, and is on track for a fourth consecutive year of double-digit organic client asset growth.

The Company’s results for the quarter ended June 30, 2012 include the following:(1)

•	Net income of $154 million, or $0.28 per diluted share
•	Net new client assets of $9.7 billion, an annualized growth rate of 9 percent of beginning client assets
•	Average client trades per day of approximately 355,000
•	Net revenues of $667 million, 57 percent of which were asset-based
•	Operating income of $254 million, or 38 percent of net revenues
•	Pre-tax income of $247 million, or 37 percent of net revenues
•	EBITDA(2) of $295 million, or 44 percent of net revenues
•	Interest rate sensitive assets(3) of $79 billion, up 7 percent since June 30, 2011
•	Client assets of approximately $445 billion

“TD Ameritrade continued its organic growth momentum despite the difficult operating environment. Year-to-date, we have gathered net new client assets of $30.7 billion, or an annualized growth rate of 11 percent, and we remain on track for a fourth consecutive year of double-digit organic client asset growth,” said Fred Tomczyk, president and chief executive officer. “We remain focused on executing against our strategy and on managing what we can control in this difficult and uncertain environment. Our balance sheet is strong, and we remain well positioned to deal with today’s uncertain macroeconomic environment.”

“TD Ameritrade had a strong quarter despite lower trading volumes and a difficult interest rate environment,” said Bill Gerber, executive vice president and chief financial officer. “Expenses declined this quarter as we made good traction on process improvements and increased our focus on containing expenses. This environment will continue to be financially challenging, but our strategy is working, and our disciplined approach to expense management and allocating resources prudently to support our growth will continue to be a priority.”

Stock Repurchases

During the third quarter of fiscal 2012, TD Ameritrade repurchased approximately 2.5 million shares of its common stock at an average price of $17.77 per share, for approximately $44.0 million. Year to date, the Company has repurchased 10.0 million shares at an average price of $16.61 per share.

As of June 30, 2012, the Company had 26.8 million shares remaining on its existing stock repurchase authorization.

Quarterly Dividend

The Company has declared a $0.06 per share quarterly cash dividend, payable on Aug.14, 2012 to all holders of record of common stock as of July 31, 2012.

Company Hosts Conference Call

TD Ameritrade will host its June Quarter conference call this morning, July 17, 2012, at 8:30 a.m. EDT (7:30 a.m. CDT). Participants may listen to the call by dialing 877-881-2595. The Company will also webcast the conference live at www.amtd.com and will make all accompanying materials available to participants prior to the call. A phone replay of the call will be available by dialing 855-859-2056 and entering the Conference ID 81516068 beginning at 11:30 a.m. EDT (10:30 a.m. CDT).

The Company asks that interested parties visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. You can also follow the Company on Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release, although correct when published, may change in the future.

AMTD-E

About TD Ameritrade Holding Corporation

Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (NYSE: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how—bringing Wall Street to Main Street for more than 36 years. An official sponsor of the 2012 U.S. Olympic Team, TD Ameritrade has time and again been recognized as a leader in investment services. Please visit the TD Ameritrade newsroom or www.amtd.com for more information.

Safe Harbor

This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 18, 2011 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

(1)Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

(2)See attached reconciliation of non-GAAP financial measures.

(3) Interest rate sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of June 30, 2012.

Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org).

TD AMERITRADE HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

In thousands, except per share amounts

(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30, 2012	Mar. 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$266,078	$292,054	$281,591	$831,516	$912,607
Asset-based revenues:
Interest revenue	119,975	108,139	132,334	338,869	371,959
Brokerage interest expense	(1,607)	(1,445)	(1,052)	(4,459)	(3,581)

Net interest revenue	118,368	106,694	131,282	334,410	368,378

Insured deposit account fees	206,339	209,209	196,817	620,590	562,759
Investment product fees	54,034	46,232	43,938	143,753	125,075

Total asset-based revenues	378,741	362,135	372,037	1,098,753	1,056,212

Other revenues	22,446	18,953	31,154	63,530	90,382

Net revenues	667,265	673,142	684,782	1,993,799	2,059,201

Operating expenses:
Employee compensation and benefits	176,455	174,222	168,564	523,442	500,632
Clearing and execution costs	21,891	24,132	22,648	66,064	71,566
Communications	28,470	26,727	27,057	83,332	81,782
Occupancy and equipment costs	36,342	37,122	36,318	111,317	104,663
Depreciation and amortization	18,334	17,696	16,914	53,015	49,629
Amortization of acquired intangible assets	22,941	23,042	24,083	69,278	72,747
Professional services	39,708	44,175	42,882	128,893	123,257
Advertising	50,248	83,543	48,109	190,419	204,092
Other	18,739	23,361	35,668	66,269	71,291

Total operating expenses	413,128	454,020	422,243	1,292,029	1,279,659

Operating income	254,137	219,122	262,539	701,770	779,542

Other expense:
Interest on borrowings	7,060	7,274	6,916	21,378	25,227
Loss on debt refinancing	—	—	1,435	—	1,435

Total other expense	7,060	7,274	8,351	21,378	26,662

Pre-tax income	247,077	211,848	254,188	680,392	752,880

Provision for income taxes	93,248	75,150	96,793	237,904	278,778

Net income	$153,829	$136,698	$157,395	$442,488	$474,102

Earnings per share—basic	$0.28	$0.25	$0.28	$0.81	$0.83
Earnings per share—diluted	$0.28	$0.25	$0.27	$0.80	$0.82

Weighted average shares outstanding—basic	547,682	548,578	570,287	548,673	573,034
Weighted average shares outstanding—diluted	553,043	554,366	576,784	554,237	579,168

Dividends declared per share	$0.06	$0.06	$0.05	$0.18	$0.15

TD AMERITRADE HOLDING CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

In thousands

(Unaudited)

	June 30, 2012	Sept. 30, 2011
Assets:
Cash and cash equivalents	$909,766	$1,031,963
Short-term investments	129,619	3,557
Segregated cash and investments	3,546,772	2,519,249
Broker/dealer receivables	1,053,066	834,469
Client receivables, net	8,738,710	8,059,410
Goodwill and intangible assets	3,422,041	3,491,330
Other	1,113,911	1,185,784

Total assets	$18,913,885	$17,125,762

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$2,184,238	$1,709,572
Client payables	10,099,387	8,979,327
Long-term debt	1,341,644	1,336,789
Other	948,227	984,257

Total liabilities	14,573,496	13,009,945
Stockholders’ equity	4,340,389	4,115,817

Total liabilities and stockholders’ equity	$18,913,885	$17,125,762

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30, 2012	Mar. 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Key Metrics:
Net new assets (in billions)	$9.7	$10.8	$7.9	$30.7	$29.1
Net new asset growth rate (annualized)	9%	11%	8%	11%	11%
Average client trades per day	355,449	387,571	369,716	370,081	393,297

Profitability Metrics:
Operating margin	38.1%	32.6%	38.3%	35.2%	37.9%
Pre-tax margin	37.0%	31.5%	37.1%	34.1%	36.6%
Return on client assets (annualized)	0.22%	0.20%	0.24%	0.21%	0.25%
Return on average stockholders' equity (annualized)	14.3%	13.0%	15.1%	14.0%	15.7%
EBITDA(1) as a percentage of net revenues	44.3%	38.6%	44.1%	41.3%	43.7%

Debt and Liquidity Metrics:
Interest on borrowings (in millions)	$7.1	$7.3	$6.9	$21.4	$25.2
Average debt outstanding (in billions)	$1.3	$1.3	$1.3	$1.3	$1.3
Leverage ratio (average debt/annualized EBITDA(1))	1.1	1.2	1.0	1.1	1.1
Interest coverage ratio (EBITDA(1)/interest on borrowings)	41.8	35.7	43.7	38.5	35.7
Liquid assets—management target(1) (in billions)	$1.0	$0.9	$0.8	$1.0	$0.8
Liquid assets—regulatory threshold(1) (in billions)	$1.6	$1.5	$1.4	$1.6	$1.4
Cash and cash equivalents (in billions)	$0.9	$1.0	$1.3	$0.9	$1.3

Transaction-Based Revenue Metrics:
Total trades (in millions)	22.4	24.0	23.3	69.4	74.1
Average commissions and transaction fees per trade(2)	$11.88	$12.15	$12.08	$11.98	$12.30
Average client trades per funded account (annualized)	15.5	17.1	16.7	16.3	18.0
Activity rate—funded accounts	6.2%	6.8%	6.6%	6.5%	7.1%
Trading days	63.0	62.0	63.0	187.5	188.5

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$14.8	$15.5	$14.0	$14.7	$13.5
Average insured deposit account balances (in billions)	59.0	58.4	48.6	58.7	46.7

Average spread-based balance (in billions)	$73.8	$73.9	$62.6	$73.4	$60.2

Net interest revenue (excluding conduit business) (in millions)	$118.3	$106.6	$131.2	$334.2	$368.1
Insured deposit account fee revenue (in millions)	206.3	209.2	196.8	620.6	562.8

Spread-based revenue (in millions)	$324.6	$315.8	$328.0	$954.8	$930.9

Avg. annualized yield—interest-earning assets (excluding conduit business)	3.15%	2.73%	3.70%	3.00%	3.58%
Avg. annualized yield—insured deposit account fees	1.38%	1.42%	1.60%	1.39%	1.59%
Net interest margin (NIM)	1.74%	1.69%	2.07%	1.71%	2.04%

Interest days	91	91	91	274	273

Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$4.9	$5.0	$8.8	$5.2	$8.8
Average annualized yield	0.09%	0.04%	0.06%	0.07%	0.11%

Fee revenue (in millions)	$1.1	$0.5	$1.4	$2.8	$7.3

Other fee-based investment balances:
Average balance (in billions)	$83.3	$79.9	$73.2	$78.5	$68.8
Average annualized yield	0.25%	0.23%	0.23%	0.24%	0.23%

Fee revenue (in millions)	$52.9	$45.7	$42.5	$141.0	$117.8

Average fee-based investment balances (in billions)	$88.2	$84.9	$82.0	$83.6	$77.6
Average annualized yield	0.24%	0.22%	0.21%	0.23%	0.21%

Investment product fee revenue (in millions)	$54.0	$46.2	$43.9	$143.8	$125.1

Client Account and Client Asset Metrics:
New accounts opened	171,000	183,000	154,000	494,000	495,000

Funded accounts (beginning of period)	5,703,000	5,645,000	5,547,000	5,617,000	5,455,000
Funded accounts (end of period)	5,736,000	5,703,000	5,592,000	5,736,000	5,592,000
Percentage change during period	1%	1%	1%	2%	3%

Client assets (beginning of period, in billions)	$452.4	$406.3	$412.3	$378.7	$354.8
Client assets (end of period, in billions)	$445.0	$452.4	$413.7	$445.0	$413.7
Percentage change during period	(2%)	11%	0%	18%	17%

(1) See attached reconciliation of non-GAAP financial measures.

(2) Average commissions and transaction fees per trade excludes TD Waterhouse UK business.

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30, 2012	Mar. 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$4.0	$5.6	$2.9	$4.6	$3.0
Average annualized yield	0.10%	0.07%	0.05%	0.07%	0.09%

Interest revenue (in millions)	$1.0	$1.0	$0.4	$2.4	$2.2

Client margin balances:
Average balance (in billions)	$8.7	$7.9	$9.4	$8.1	$8.8
Average annualized yield	4.13%	4.06%	4.32%	4.17%	4.40%

Interest revenue (in millions)	$91.2	$81.2	$103.4	$257.5	$295.2

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.5	$0.6	$0.5	$0.5	$0.5
Average securities lending balance (in billions)	$1.9	$1.6	$1.8	$1.7	$1.7

Interest revenue (in millions)	$27.2	$25.5	$28.1	$77.4	$73.0
Interest expense (in millions)	(1.2)	(1.1)	(0.4)	(3.1)	(1.8)

Net interest revenue—securities borrowing/lending (excluding conduit business) (in millions)	$26.0	$24.4	$27.7	$74.3	$71.2

Other cash and interest-earning investments:
Average balance (in billions)	$1.6	$1.4	$1.2	$1.5	$1.2
Average annualized yield	0.06%	0.09%	0.06%	0.09%	0.10%

Interest revenue—net (in millions)	$0.3	$0.3	$0.1	$1.0	$0.8

Client credit balances:
Average balance (in billions)	$9.1	$10.1	$8.7	$9.3	$8.4
Average annualized cost	0.01%	0.01%	0.02%	0.01%	0.02%

Interest expense (in millions)	($0.2)	($0.3)	($0.4)	($1.0)	($1.3)

Average interest-earning assets (excluding conduit business) (in billions)	$14.8	$15.5	$14.0	$14.7	$13.5
Average annualized yield (excluding conduit business)	3.15%	2.73%	3.70%	3.00%	3.58%

Net interest revenue (excluding conduit business) (in millions)	$118.3	$106.6	$131.2	$334.2	$368.1

Conduit Business:
Average balance (in billions)	$0.4	$0.2	$0.3	$0.2	$0.3

Securities borrowing—conduit business:
Average annualized yield	0.30%	0.21%	0.31%	0.24%	0.28%

Interest revenue (in millions)	$0.3	$0.1	$0.3	$0.5	$0.7

Securities lending—conduit business:
Average annualized cost	0.20%	0.09%	0.25%	0.14%	0.18%

Interest expense (in millions)	($0.2)	$0.0	($0.2)	($0.3)	($0.4)

Average interest-earning assets—conduit business (in billions)	$0.4	$0.2	$0.3	$0.2	$0.3
Average annualized yield—conduit business	0.10%	0.12%	0.06%	0.10%	0.10%

Net interest revenue—conduit business (in millions)	$0.1	$0.1	$0.1	$0.2	$0.3

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$14.8	$15.5	$14.0	$14.7	$13.5
Average interest-earning assets—conduit business (in billions)	0.4	0.2	0.3	0.2	0.3

Average interest-earning assets—total (in billions)	$15.2	$15.7	$14.3	$14.9	$13.8

Average annualized yield—total	3.08%	2.69%	3.62%	2.94%	3.50%

Net interest revenue (excluding conduit business) (in millions)	$118.3	$106.6	$131.2	$334.2	$368.1
Net interest revenue—conduit business (in millions)	0.1	0.1	0.1	0.2	0.3

Net interest revenue—total (in millions)	$118.4	$106.7	$131.3	$334.4	$368.4

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

In thousands, except percentages

(Unaudited)

	Quarter Ended								Nine Months Ended
	June 30, 2012		Mar. 31, 2012			June 30, 2011			June 30, 2012			June 30, 2011
	$	% of Net Rev.	$	% of Net Rev.		$	% of Net Rev.		$	% of Net Rev.		$	% of Net Rev.
EBITDA (1)
EBITDA	$295,412	44.3%	$259,860	38.6%		$302,101	44.1%		$824,063	41.3%		$900,483	43.7%
Less:
Depreciation and amortization	(18,334)	(2.7% )	(17,696)	(2.6%	)	(16,914)	(2.5%	)	(53,015)	(2.7%	)	(49,629)	(2.4%	)
Amortization of acquired intangible assets	(22,941)	(3.4% )	(23,042)	(3.4%	)	(24,083)	(3.5%	)	(69,278)	(3.5%	)	(72,747)	(3.5%	)
Interest on borrowings	(7,060)	(1.1% )	(7,274)	(1.1%	)	(6,916)	(1.0%	)	(21,378)	(1.1%	)	(25,227)	(1.2%	)
Provision for income taxes	(93,248)	(14.0% )	(75,150)	(11.2%	)	(96,793)	(14.1%	)	(237,904)	(11.9%	)	(278,778)	(13.5%	)

Net income	$153,829	23.1%	$136,698	20.3%		$157,395	23.0%		$442,488	22.2%		$474,102	23.0%

	As of
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011		June 30, 2011
Liquid Assets - Management Target (2)
Liquid assets - management target	$993,324	$917,528	$917,975	$851,888		$801,535
Plus:
Broker-dealer cash and cash equivalents	386,693	507,740	443,679	656,206		982,768
Trust company cash and cash equivalents	74,230	74,881	61,857	108,587		38,887
Investment advisory cash and cash equivalents	24,470	17,868	11,283	7,184		41,184
Less:
Corporate short-term investments	(126,083)	(50,377)	—	—		—
Excess broker-dealer regulatory net capital	(442,868)	(441,162)	(516,532)	(591,902)		(540,728)

Cash and cash equivalents	$909,766	$1,026,478	$918,262	$1,031,963		$1,323,646

	As of
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011		June 30, 2011
Liquid Assets - Regulatory Threshold (2)
Liquid assets - regulatory threshold	$1,553,833	$1,484,684	$1,422,160	$1,407,513		$1,350,737
Plus:
Broker-dealer cash and cash equivalents	386,693	507,740	443,679	656,206		982,768
Trust company cash and cash equivalents	74,230	74,881	61,857	108,587		38,887
Investment advisory cash and cash equivalents	24,470	17,868	11,283	7,184		41,184
Less:
Corporate short-term investments	(126,083)	(50,377)	—	—		—
Excess trust company Tier 1 capital	(9,849)	(9,381)	(9,025)	(8,555)		(8,410)
Excess broker-dealer regulatory net capital	(993,528)	(998,937)	(1,011,692)	(1,138,972)		(1,081,520)

Cash and cash equivalents	$909,766	$1,026,478	$918,262	$1,031,963		$1,323,646

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our holding company's senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Our liquid assets metrics are considered non-GAAP financial measures as defined by SEC Regulation G. We include the excess capital of our broker-dealer and trust company subsidiaries in the calculation of our liquid assets metrics, rather than simply including broker-dealer and trust company cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust company subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer and trust company subsidiaries to the parent company. We consider our liquid assets metrics to be important measures of our liquidity and of our ability to fund corporate investing and financing activities. The liquid assets metrics should be considered as supplemental measures of liquidity, rather than as substitutes for cash and cash equivalents.

We define “liquid assets—management target” as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). “Liquid assets – management target” is based on more conservative measures of broker-dealer net capital than “liquid assets – regulatory threshold” (defined below) because we prefer to maintain significantly more conservative levels of net capital at the broker-dealer subsidiaries than the regulatory thresholds require. We consider “liquid assets—management target” to be a measure that reflects our liquidity that would be readily available for corporate investing or financing activities under normal operating circumstances.

We define “liquid assets—regulatory threshold” as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of the applicable “early warning” net capital requirement and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We consider “liquid assets—regulatory threshold” to be a measure that reflects our liquidity that would be available for corporate investing or financing activities under unusual operating circumstances, such as the need to provide funding for a significant strategic business transaction.